PROPOSED TRANSACTION	6 Months Ended
May 31, 2022
Proposed Transaction
PROPOSED TRANSACTION

27.       PROPOSED TRANSACTION

On June 7, 2021, the Company entered into a Letter of Intent with Filmdab, Inc., operating as Filmocracy (“Filmocracy”) for the Company to acquire 100% of the issued and outstanding shares of Filmocracy by issuing up to 1,250,000 common shares of the Company to the shareholders of Filmocracy. 25% of the consideration shares will be issued to the shareholders of Filmocracy on closing of the proposed transaction while the remainder will be issued based on Filmocracy achieving certain revenue targets over a six year period (“Filmocracy Transaction”).

In connection with the proposed Filmocracy Transaction, on September 17, 2021, and subsequently extended several times with the latest extension being April 30, 2022, the Company entered into an agreement with Filmocracy for $608,735 whereby the Company will advance up to $608,735 to Filmocracy as follows: (1) $244,292 upon the date of the agreement (advanced September 21, 2021); (2) $190,594 on the first month anniversary (advanced October 25, 2021); and (3) $173,849 on the second month anniversary (advanced March 31, 2022). The agreement bears interest at 6% per annum, is due on September 30, 2022. In the event that the proposed transaction does not close, all amounts outstanding shall bear interest at 24% per annum. As at May 31, 2022, the Company has accrued $28,353 of interest income in connection with this advance for acquisition.

On April 30, 2022, the Letter of Intent expired resulting in the advances incurring interest at 24% per annum from that date forward, however, the Company and Filmocracy are working towards a new agreement.